EXHIBIT 99.1

Corrected Transcript

23-Sep-2020

Worthington Industries, Inc. (WOR)

Q1 2021 Earnings Call

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2021 Earnings Call 23-Sep-2020

Total Pages: 12

CORPORATE PARTICIPANTS

Marcus Rogier Treasurer & Investor Relations Officer, Worthington Industries, Inc. John P. McConnell Executive Chairman, Worthington Industries, Inc.	Joseph B. Hayek Vice President & Chief Financial Officer, Worthington Industries, Inc. B. Andrew Rose President & Chief Executive Officer, Worthington Industries, Inc.

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OTHER PARTICIPANTS

Michael Leshock Analyst, KeyBanc Capital Markets, Inc.	John Charles Tumazos Analyst, John Tumazos Very Independent Research LLC

Seth Rosenfeld

Analyst, Exane BNP Paribas

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MANAGEMENT DISCUSSION SECTION

Operator: Good afternoon and welcome to the Worthington Industries First Quarter Fiscal 2021 Earnings Conference Call. All participants will be able to listen only until the question-and-answer session of the call. This conference is being recorded at the request of the Worthington Industries. If anyone objects, you may disconnect at this time.

I'd now like to introduce Marcus Rogier, Treasurer and Investor Relations Officer. Mr. Rogier, you may begin.

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Marcus Rogier

Treasurer & Investor Relations Officer, Worthington Industries, Inc.

Thank you, Amy. Good afternoon, everyone, and welcome to Worthington Industries first quarter fiscal 2021 earnings call. On our call this afternoon we have John McConnell, Worthington's Executive Chairman; Andy Rose, Worthington's President and Chief Executive Officer; and Joe Hayek, Worthington's Chief Financial Officer.

Before we get started, I'd like to remind everyone that certain statements made today are forward-looking within the meaning of the 1995 Private Securities Litigation Reform Act. These statements are subject to risks and uncertainties that could cause actual results to differ from those suggested. We issued our earnings release earlier this morning. Please refer to it for more detail on those factors that could cause actual results to differ

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2021 Earnings Call 23-Sep-2020

materially. Today's call is being recorded and a replay will be made available later on our worthingtonindustries.com website.

At this point, I will turn the call over to John for some opening comments

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John P. McConnell

Executive Chairman, Worthington Industries, Inc.

Thank you, Marcus. I'll be brief. I think we should just jump right into the course, so I will turn the call over to Mr. Hayek.

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Joseph B. Hayek

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Thank you, John, and good afternoon, everybody. In Q1, we reported earnings of $11.22 per share versus a loss of $0.09 a share in the prior year quarter. There were certain unique items that impacted the quarter, including the following.

We recognized a net pre-tax gain of $747 million, or $10.74 per share, on our investment in Nikola Corporation.

During the quarter, we realized gains of $508 million, $488 million in cash from the sale of 11.5 million shares of Nikola and $20 million from the donation of 500,000 shares. We still own just over 7 million shares, which generated a $288 million unrealized gain based on the quarter-end closing stock price of Nikola of $40.81. These remaining shares will be subject to future revaluations for as long as we own the stock.

Partially offsetting these gains was the recognition of $49 million of expenses recorded in operating income: $29 million for the gain related to profit sharing and compensation expenses, and $20 million for the donation of the Nikola shares to establish a charitable endowment within the Worthington Industries Foundation. We're very pleased to be able to share some of the gains we have realized on this investment with our employees and with our communities.

This quarter we incurred restructuring and impairment charges of $12 million, or $0.16 per share, primarily related to the impairment of our North American cryogenic assets, as well as severance expenses. This compares to restructuring and impairment charges of $45 million, or $0.65 per share, in Q1 last year, most of which related to the write-down of our engineered cabs business.

The prior year quarter included charges of $0.06 per share related to the early extinguishment of long-term debt, but also benefited by $0.17 per share related to the early termination of a customer take-or-pay contract in our Cylinders business. Estimated inventory holding losses in Q1 were $6.8 million, or $0.09 per share, compared to losses of $8.4 million, or $0.11 per share, in the prior year quarter.

Consolidated net sales of $703 million decreased 18% from the prior year quarter, primarily due to lower average selling prices and lower direct volumes in Steel Processing, combined with lower overall sales in Pressure Cylinders and our exit in Q2 of last year from the engineered cabs business.

Our reported gross profit for the quarter declined by only $4 million from Q1 of last year to $113 million and gross margin increased to 16.1% from 13.7%. Adjusted for restructuring and the incremental expenses related to the Nikola gains, operating income for the quarter was $31 million versus $26 million in Q1 of last year.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2021 Earnings Call 23-Sep-2020

Our adjusted EBITDA was $75 million in Q1 of 2021, down slightly from $78 million in the prior year quarter, but up sequentially from $67 million in Q4 of 2020. And our trailing 12-month adjusted EBITDA is now $298 million.

In Steel Processing, net sales of $431 million were down 18% from Q1 of 2020, due primarily to lower average selling prices and lower direct volumes. Total shipped tons were up 4% from last year's first quarter, as toll tons rose by 15% due to our recent consolidation of the Samuel Steel Pickling JV. Direct tons declined by 25,000 tons, or 5%, year-over-year, and they were 49% mix compared to 54% of the mix in the prior year.

In the quarter, we saw sequential improvement in demand for Steel Processing. The automotive end market has improved and is stable, though at lower levels than last year, and the construction market continues to remain strong.

Operating income for Steel Processing of $13.6 million in the quarter was up $7.4 million from $6.2 million in Q1 of last year due to favorable conversion costs and slightly lower inventory holding losses. Our Steel Processing team is navigating the current environment very well and remains focused on the long-term growth and profitability of that business.

Our Pressure Cylinders net sales were $271 million, down 11% from the prior year quarter, primarily due to lower volumes in our oil and gas business and a change in mix in industrial products, partially offset by increased demand in consumer products. Demand for our consumer-facing cylinder products continues to be strong. Simply stated, as people do more at home or venture outdoors, they're using more of our products.

Softness in the industrial products business was largely driven by continued weakness in our European operations. In addition, we do expect that demand in the oil and gas business will be challenged for the foreseeable future, and we've consolidated that business into two facilities to reduce our operating costs.

Cylinders operating income, excluding impairment and restructuring, was $19 million, down $11 million from the prior year, which included $13 million in benefit due to the early termination of a customer take-or-pay contract that I mentioned earlier.

With respect to our JVs, equity income during the quarter was $24 million, down $1 million from last year. That included a write-off of $4 million related to exiting our Chinese steel processing joint venture in 2020. WAVE's contributions to equity earnings decreased by $6 million from the prior-year quarter due to both decreased volumes and higher partner allocations. We did receive $17 million in dividends from our unconsolidated JVs during the quarter.

Turning to the cash flow statement and the balance sheet. Cash flow from operations was $117 million in the quarter and free cash flow was $85 million. During the quarter, we generated $488 million in pre-tax proceeds from the sale of Nikola stock, invested $33 million on capital projects, paid $13 million in dividends, and spent $54 million to repurchase 1.46 million shares of our common stock.

Looking at our balance sheet and our liquidity position, funded debt at quarter end was up $8 million to $707 million. Interest expense of $7.6 million was down $2 million from the prior year quarter due to both the debt refinancing and lower debt balances. We ended Q1 with $650 million in cash and our net debt was $57 million. Earlier today, the board declared a $0.25 per share dividend for the quarter, which is payable in December of 2020.

At this point, I will turn it over to Andy.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2021 Earnings Call 23-Sep-2020

B. Andrew Rose

President & Chief Executive Officer, Worthington Industries, Inc.

Thank you, Joe, and good afternoon, everyone. Our business is once again proven to be resilient despite a challenging economic environment. Credit for this goes to our employees, many of whom have been working hard to stay safe and deliver for our customers. Despite a few pockets of weakness, most of our businesses and end markets have rebounded nicely from Q4.

Auto manufacturers are restocking dealer lots that were depleted during the COVID-related shutdowns in April and May. Consumers and businesses continue to utilize our retail portfolio pressure cylinders to pursue socially distanced activities, such as camping, grilling, and outdoor dining. We still have a few underperforming units, but have implemented plans to improve performance or redeploy capital so it generates compelling returns for our shareholders.

As Joe mentioned, we elected to monetize roughly two-thirds of our investment in Nikola during the quarter. We have a sizable cash balance that will allow us to reinvest in our company, expand our business through targeted M&A, and share a portion with shareholders through dividends and share buybacks as opportunities present themselves.

Unfortunately, the economic outlook is still a bit murky despite recent improvements. So, while we feel good about our current level of activity, future quarters still may present challenges as stimulus dollars wane and if COVID related challenges continue.

I would like to say thank you again to all of our employees for their hard work and dedication to Worthington Industries during these unique times. As a profit-sharing company, we were excited to be able to share a portion of the proceeds from our Nikola investment with our employees as recognition for their efforts. We have adapted well to the new normal and are ready for the challenges that may lie ahead.

Finally, I would like to thank our Chairman, John P. McConnell, for his exceptional leadership over the past 27 years. His legacy contains many great accomplishments, but for me, the most important lesson we will carry forward is to always strive to get better. With the philosophy as our foundation and a talented leadership team and great employees across Worthington, he leaves us well-positioned to deliver strong returns for our shareholders.

We'll now take any questions.

QUESTION AND ANSWER SECTION

Operator: [Operator Instructions] We'll pause for just a moment to compile the Q&A roster. Your first question today comes from the line of Michael Leshock of KeyBanc Capital Markets. Please proceed with your question.

Michael Leshock Q

Analyst, KeyBanc Capital Markets, Inc.

Hey, guys. Good afternoon.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2021 Earnings Call 23-Sep-2020

B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Hey, Michael.

Michael Leshock Q

Analyst, KeyBanc Capital Markets, Inc.

So, first, do you have any NOLs to offset the accrued taxes on the Nikola sale?

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Nothing. Nothing material. The federal income tax is 21%.

Michael Leshock Q

Analyst, KeyBanc Capital Markets, Inc.

Okay. And then, in terms of capital allocation regarding the Nikola gains, I mean, it's obviously meaningfully more than what we expected six months ago. I think the IPO was pricing around $10, and you're obviously still pretty much higher than that. So just wondering what your plans are to use the proceeds, whether it be investing back in the business or returning cash to shareholders.

B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Yeah. I would say, Michael, it's probably similar to what we've done historically. Philosophically, we've kind of always said, a little bit of everything in moderation. And we tend to lean into those buckets, whether investing in our company through CapEx or M&A or share repurchases and dividends, depending on where we think the most value is. And as you know, with M&A, you can't force it. You have to wait for the right opportunities and get them priced right to take advantage of those. So, I think it's nice to have a little bit of a war chest here, but we're going to be patient and make sure we deploy it the right way.

Michael Leshock Q

Analyst, KeyBanc Capital Markets, Inc.

Okay. And then auto came back strongly in June, July, August. Just given that initial recovery, do you expect better steel volumes in the November quarter?

Joseph B. HayekA

Vice President & Chief Financial Officer, Worthington Industries, Inc. I think the build rate is still below where it was last year. As you know, I think as of last week it was 14 million or so, and that includes no fleet, which would typically be 1.5 million. And so, the build rate is still lower than it was last year, and so our volumes we'll track that. But you're absolutely right, during the period when automakers weren't making cars, they were still selling cars. So, restocking dealer lots and continuing to sell those would absolutely suggest that volumes should be stable and still recovering.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2021 Earnings Call 23-Sep-2020

Michael Leshock Q

Analyst, KeyBanc Capital Markets, Inc.

Okay. And the mix was strong there in the quarter. Do you see that improving further going forward? And, secondly, are the – the costs that are tied to any of the pandemic shutdowns, are they set to come back over the remainder of the calendar year?

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

We shouldn't see a lot of fixed costs back into our own business. Relative to mix, we expect that automotive demand will continue for at least the next several months. We don't have great visibility and there's a lot of uncertainty out there with respect to what happens economically and with the pandemic over the next several months.

But construction was also a very strong market for us, and a lot of that is residential construction, which is seeing real strength and had some megatrends associated with it in terms of people deciding they want to live in different places. So in tracking housing starts and things like that, we see reasons to be optimistic, but we're still cautious, because it's hard to – as Andy mentioned earlier, it's hard to see around the corner or to see that far ahead right now.

Michael Leshock Q

Analyst, KeyBanc Capital Markets, Inc.

Got it. And then lastly for me, wondering whether or not you've been benefiting from the wide spread between HRC and galvanized sheet-based prices. And if you are, what are the gains there that you're seeing versus normal? And then, what's your outlook for holding gains or losses next quarter?

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

So, your second question first, Michael, right now based on where pricing is, we think that will be pretty flat, and it wouldn't be a big impact either gains or losses. Relative to spreads, for us, spreads are important, but it's more important that our teams are doing a really good job being able to have what customers need and being able to price it effectively. And so, spreads are definitely part of the equation, but that team has done a really nice job gaining some share and executing very, very well.

Michael Leshock Q

Analyst, KeyBanc Capital Markets, Inc.

Okay. That's helpful. Thanks, guys.

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Sure.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2021 Earnings Call 23-Sep-2020

Operator: Your next question comes from the line of Seth Rosenfeld with Exane BNP. Please proceed with your question.

Seth Rosenfeld Q

Analyst, Exane BNP Paribas

Good afternoon. Thanks for taking our questions today and congrats on a very strong quarter. Moving over to the construction outlook, I was wondering if you can give us a little bit more color on business conditions, both within Steel Processing and also the read across from your construction-oriented JVs, WAVE and ClarkDietrich. Any color with regards to forward-looking demand trends. You did touch on some risk around stimulus going into next year, but are you seeing any challenge, whether it be on the infrastructure side or non-resi commercial real estate, for example, on the JVs? Thank you.

B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Yeah. I mean, the steel side of construction is a little different than the construction JVs, so maybe take that one first. That business is still pretty strong. These projects when they get started, they tend to move through to completion, and so I think there's a backlog of activity there. The one thing that we are watching is the construction starts numbers and the Architectural Billings Index. And the starts right now are great. The Billings Index is not so great, so that sort of leads you to be a little bit cautious about, let's call it, calendar 2021 activity.

Interestingly, for our construction JVs, which are WAVE and ClarkDietrich, they're behaving a little bit differently. WAVE's volumes are off. Their profit's off more than their volume just because of some allocation changes at the parents, so I don't see a lot of concern there. But on the ClarkDietrich side, their business actually is holding up very well and is very strong. So, it's kind of an interesting dynamic that usually those businesses trend pretty similarly, but they're behaving a little bit differently right now. And I'm not sure I have a great answer as to why.

Seth Rosenfeld Q

Analyst, Exane BNP Paribas

Okay. That's very interesting. So, from the steel side, construction still looking very good for the time being, although you're flagging [ph] some of this (00:18:22) into 2021 and I guess, for the non-resi side on the JVs [ph] that to you (00:18:27) flag some divergent performance, okay.

Moving forward, I guess, when we look at the outlook for the Pressure Cylinders business, could you just give a little bit more color on the impairment that impacted the last quarter performance? It's, obviously, a business that's seen quite a bit of restructuring over time. How do you think about the outlook going forward? Are you at a point today where you feel like you have your ducks in order or are there additional businesses within Pressure Cylinders that might require additional work going forward?

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

I think Andy said it well, Seth. That's a good question. We do have some pockets of weakness. There are real pockets of strength in Cylinders. The restructuring charge is what it is in terms of the accounting for what that's worth. But all of our businesses have a plan to generate the kinds of returns that we need them to generate. And we've said it and I think you've seen it over the last year and a half, we've divested of or restructured several businesses. And rest assured, part of our plan is to realize that when it's not going to generate the kinds of returns

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2021 Earnings Call 23-Sep-2020

that it should, we need to see if there's a better owner for that business and we're always having those conversations.

B. Andrew Rose

President & Chief Executive Officer, Worthington Industries, Inc.

And maybe just to give you a little bit of color in terms of timelines, to use the baseball analogy, I think in terms of our cleanup efforts, which have been ongoing for the last couple years, we're probably in the seventh inning stretch maybe part of. We've got a few remaining businesses that if things stay the way they are, that we're going to have to figure something out. But for the most part, the rest of our businesses are in a better place.

Seth Rosenfeld Q

Analyst, Exane BNP Paribas

Okay. Thank you. And last question on working capital, the last quarter saw quite a meaningful working capital relief. Can you walk us through some of the drivers of that? And looking forward into Q2, with demand still sequentially improving potentially, what would you expect for that working capital or the release for investment going forward? I'll stop there. Thanks.

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Sure. An astute observation. In May, our inventory levels were elevated, particularly in Steel Processing, where we bought a fair amount of steel in February and the first half of March anticipating a pretty strong quarter and a pretty strong spring, that didn't materialize for all the reasons that we know about. We've done a really nice job both in steel and cylinders managing inventory. And so, if you look at the balance sheet, obviously, there was a material decline in inventories during the quarter, which generated some cash for us.

So, $85 million of free cash flow during the quarter. We'd certainly expect to generate additional free cash flow during the year, but probably unlikely to have additional destocking of our own inventories, as demand is stable and recovering. So, we don't believe we'll have that dynamic going forward, but we should have reasonable earnings power and we intend to do a good job looking after the balance sheet as well.

Seth Rosenfeld Q

Analyst, Exane BNP Paribas

Just to clarify, would you expect there need to be any reversal of that inventory release going forward if volumes continue to gradually recover?

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Yeah. I mean, possibly. As you know, a big driver of that would be if steel price picked up materially and those things happen. But I don't think it will be a material reversal, Seth.

B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2021 Earnings Call 23-Sep-2020

Yeah. I mean, probably maybe another way to answer the question, Seth, is it's probably more price dependent as opposed to volume dependent, unless volumes fall off from current levels.

Seth Rosenfeld Q

Analyst, Exane BNP Paribas

Okay. That's very clear. Thank you.

B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Sure.

Operator: Your next question comes from the line of John Tumazos with John Tumazos Very Independent Research. Please proceed with your question.

John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

[indiscernible] (00:22:43) and that's done over a five-year period. It started in...

B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Hey, John, we're having a hard time hearing you.

John Charles Tumazos Q

Analyst, John Tumazos Very Independent Research LLC

[indiscernible] (00:22:58)

B. Andrew Rose A

President & Chief Executive Officer, Worthington Industries, Inc.

Are you still there, John? Did we lose you? We'll take somebody else's question. They can come back...

Operator: [Operator Instructions]

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Seth, you asked this question, I didn't give you a complete answer relative to the balance sheet. With respect to CapEx in the quarter, we had a couple of longtail projects, where we finished those off. And so, we do believe that from a CapEx perspective, Q1 will be the high watermark for the year on a quarterly basis, and that should trend back down to more normalized levels starting in Q2.

Operator: And you do have a question from the line of Seth Rosenfeld of Exane BNP. Please proceed with your question.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2021 Earnings Call 23-Sep-2020

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Maybe he was asking about CapEx.

Seth Rosenfeld Q

Analyst, Exane BNP Paribas

Hi. Sorry. I have a quick follow up question with regard to Steel Processing margins, please. When you commented earlier on spreads and conversion costs aiding margins kind of in Q1, can you just touch on the sustainability of those tailwinds going forward? Obviously, stripping out the inventory holding loss from the period, quite a strong gross margin performance, despite obviously challenged market conditions, how should we think about that on a go-forward basis into Q2, please?

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

So, I think what we really believe is one of our sustainable competitive advantages is our ability to hedge and offer a variety of pricing solutions to our customers. And when there's a lot of volatility in pricing, it certainly creates opportunities. And so, while it's difficult to predict whether we'll have better conversion cost or not in the future, we feel like we're pretty well-positioned and can offer things that others can't and along the way take advantage of different things that we see in the market to benefit both our customers and our shareholders. And we'll certainly continue to do that.

Seth Rosenfeld Q

Analyst, Exane BNP Paribas

Okay, fine. But there was nothing in particular with regards to the market environment, given the price volatility that would have uniquely boosted that margin in the last quarter?

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Nothing that stands out as being kind of unique or onetime in that sense.

Seth Rosenfeld Q

Analyst, Exane BNP Paribas

Okay. Thank you very much.

Joseph B. Hayek A

Vice President & Chief Financial Officer, Worthington Industries, Inc.

Sure.

Operator: [Operator Instructions] And there are no further questions in queue at this time. I turn the call back over to Mr. Rogier.

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Worthington Industries, Inc. (WOR) Corrected Transcript

Q1 2021 Earnings Call 23-Sep-2020

John P. McConnell

Executive Chairman, Worthington Industries, Inc.

Once again, this is John McConnell. Thank you all for joining us today. As you know, effective September 1, I relinquished the CEO title in favor of Mr. Rose. And as such, this will be my last routine attendance at a quarterly conference call. I've enjoyed working with you all over the years and I wish you a good afternoon.

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Operator: And this concludes today's conference call. Thank you for your participation. You may now disconnect.

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